UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 6, 2018

FairWind Energy Inc.
(Exact name of registrant as specified in its charter)

Nevada

(State or other jurisdiction of incorporation)

000-55383

(Commission File Number)

46-2876282

(IRS Employer Identification No.)

32932 Pacific Coast Highway, #14-254

Dana Point, California 92629

(Address of principal executive offices)(Zip Code)

(949) 438-0160

Registrant’s telephone number, including area code

__________________________________________

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 Changes in Registrant’s Certifying Accountant

(a) On December 6, 2018, FairWind Energy Inc., a Nevada corporation (the “Company”), notified MaloneBailey LLP (“MaloneBailey”), that the Company had dismissed MaloneBailey as the independent registered public accounting firm of the Company. The Board of Directors of the Company recommended and approved the dismissal.

The report of MaloneBailey regarding the Company’s financial statements as of August 31, 2018 and 2017 and for the years then ended, contained no adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principle. The report of MaloneBailey, however, stated that there is substantial doubt about the Company’s ability to continue as a going concern.

For the years ended August 31, 2018 and 2017, and during the subsequent interim period through the date of dismissal, the Company had no disagreement with MaloneBailey on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement, if not resolved to the satisfaction of MaloneBailey, would have caused them to make reference thereto in their report on the Company’s financial statements for such year ended August 31, 2018 and 2017. There were no reportable events, as listed in Item 304(a)(1)(v) of Regulation S-K except for the material weaknesses described in Item 9A of the Company's Annual Report on Form 10-K for the year ended August 31, 2018.

The Company provided MaloneBailey a copy of the above disclosures and requested MaloneBailey to furnish a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the above statements. MaloneBailey’s response is attached as Exhibit 16.1 to this Current Report on Form 8-K.

(b) On December 6, 2018, the Board of Directors of the Company resolved to engage the independent registered public accounting firm of Fruci & Associates II, PLLC (“Fruci & Associates”), the Company’s new independent registered public accountants, which appointment Fruci & Associates has accepted with the dismissal of MaloneBailey.

During the two most recent fiscal years and the interim period preceding the engagement of Fruci & Associates, the Company has not consulted with Fruci & Associates regarding either: (i) the application of accounting principles, (ii) the type of audit opinion that might be rendered by Fruci & Associates or (iii) any other matter that was the subject of disagreement between the Company and its former auditor as described in Item 304(a)(1)(iv), or a reportable event as described in paragraph 304(a)(1)(v), of Regulation S-K. The Company did not have any disagreements with MaloneBailey and therefore there were no disagreements discussed with Fruci & Associates.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits:

Exhibit	Description

16.1	Letter from MaloneBailey LLP, dated December 10, 2018

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FairWind Energy Inc.

Date: December 10, 2018	By:	/s/ Michael Winterhalter
	Name:	Michael Winterhalter
	Title:	President and Chief Executive Officer

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